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                                                                  Exhibit 10.25

                     ABSOLUTE ASSIGNMENT OF LEASES AND RENTS
                     ---------------------------------------

STATE OF NEVADA

COUNTY OF CLARK




     THIS ABSOLUTE ASSIGNMENT OF LEASES AND RENTS (the "Assignment")is entered into by and between AUTOTOTE CBS, INC., a Nevada corporation (hereinafter called "Maker"), and STANDARD LIFE AND ACCIDENT INSURANCE COMPANY, a Texas insurance corporation (hereinafter called "Noteholder").

     FOR AND IN CONSIDERATION of the loan made to Maker by Noteholder as evidenced by that certain promissory note (hereinafter referred to as the "Note") dated August 31, 1995 in the principal sum of $2,100,000.00, payable to the order of Noteholder and executed by Maker, which is described in and secured by a Deed of Trust, Security Agreement and Financing Statement(hereinafter called "Deed of Trust") of even date therewith executed by Maker to Noteholder, covering the property described in Exhibit "A" attached hereto and made a part hereof, which, together with all buildings, improvements, fixtures and equipment located thereon owned by Maker, is hereinafter referred to as the "Mortgaged Property", Maker has GRANTED, TRANSFERRED and ASSIGNED, and by these presents does GRANT, TRANSFER and ASSIGN unto Noteholder the following:

     1. All leases, written or oral, and all agreements for use or occupancy of any portion of the Mortgaged Property, any and all extensions and renewals of said leases and agreements and any and all further leases or agreements, including subleases thereunder, upon or covering use or occupancy of all or any part of the Mortgaged Property, all such leases, agreements, subleases and tenancies heretofore mentioned being hereinafter individually referred to as a "Lease" and collectively referred to as the "Leases" and such lessees, sublessees and tenants under any Lease being hereinafter individually referred to as a "Lessee";

     2. Any and all guaranties of the performance, payment and/or collection of any of the Leases (individually referred to as a "Guaranty" and collectively referred to as "Guaranties") by any grantor, surety or other liable party thereunder (collectively referred to as a "Guarantor"); and

     3. The immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues and profits now due or which may become due, or to which Maker may now or shall, hereinafter (including during the period of redemption, if any) become entitled or may demand or claim, arising or issuing from or out of the Leases or from or out of the Mortgaged Property, or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, common area maintenance charges, parking charges, tax and

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insurance premium contributions, and liquidated damages following default, the premium payable by any Lessee under any Lease upon the exercise of any cancellation privilege provided for in any of the Leases, payments from any Guarantor and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Mortgaged Property, together with any and all rights and claims of any kind which Maker may have against any Lessee in connection with the Leases or against any subtenants, occupants or users of the Mortgaged Property, all such monies, rights and claims in this paragraph described being hereinafter referred to as the "Rents."

     Maker further COVENANTS AND AGREES:

     1. To observe, perform and discharge all obligations, covenants and warranties provided for under the terms of the Leases and Guaranties to be kept, observed and performed by Maker, and to give prompt notice to Noteholder in the event Maker fails to observe, perform and discharge same;

     2. To notify in writing each Lessee, Guarantor and occupant of the Mortgaged Property or any part thereof that any security deposits or other deposits heretofore delivered to Maker have been retained by Maker or assigned and delivered to Noteholder as the case may be;

     3. To enforce or secure, in the name of the Noteholder if Noteholder should so request, the performance of each and every obligation, term, covenant, condition and agreement to be performed by (a) any Lessee under the terms of the Leases and (b) any Guarantor under the terms of the Guaranties;

     4. To appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with the Leases, the Guaranties or the obligations, duties or liabilities of Maker and any Lessee thereunder, and, upon request by Noteholder, to do so in the name and on behalf of Noteholder but at the expense of the Maker, and to pay all costs and expenses of Noteholder, including reasonable attorneys' fees, in any action or proceeding in which the Noteholder may appear;

     5. Not to receive or collect any Rents from any Lessee of the Mortgaged property or any part thereof or from any Guarantor for a period of more than one
(1) month in advance, or pledge, transfer, mortgage or otherwise encumber or assign future payments of the Rents;

     6. Not to waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge any Guarantor or Lessee of the Mortgaged Property of and from any obligations,

                                       2

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covenants, conditions and agreements by said Lessee or Guarantor to be kept, observed and performed, including the obligation to pay rent in the manner and at the place and time specified in any Lease;

     7. Not to cancel, terminate or consent to any surrender of any Lease or any Guaranty, or materially modify or in any way alter the terms of any Lease or any Guaranty without, in each such instance, the prior written consent of Noteholder;

     8. To notify each Lessee, Guarantor and occupant of the Mortgaged Property in writing of the rights granted to Noteholder hereunder, and, immediately upon receipt of demand from Noteholder, to direct, in writing, each Lessee, Guarantor and occupant of the Mortgaged Property to pay all Rents then due or to become due from such Lessee, Guarantor and occupant directly to Noteholder upon such Lessee's, Guarantor's or occupant's receipt of written notice from Noteholder of Noteholder's exercise of Noteholder's rights under this Agreement;

     9. To provide Noteholder with copies of all notices, complaints, demands and petitions regarding (a) any actual, potential or alleged default on the part of the landlord or the tenant under a Lease for which the ground floor area of the leased premises; equals or exceeds 5,000 square feet or (b) Hazardous Materials, as such term is defined in the Deed of Trust, sent or received by Maker immediately upon Maker's sending same or within five (5) days of Maker's receipt of same, as applicable; and

     10. To promptly remit to Noteholder any and all Rents received by Maker after Maker's receipt from Noteholder of termination of Maker's license to collect Rents granted herein.

     So long as there shall exist no default by Maker in the payment of any indebtedness and obligations secured hereby or in the observance and performance of any other obligation, covenant or warranty set forth herein or in the Note, the Deed of Trust or any other instrument executed by Maker evidencing, securing or relating to the note (such documents being herein referred to collectively as the "Loan Documents"), Maker shall have the right under a license granted hereby (but limited as provided in the following paragraph) to collect, receive and retain, but not prior to accural, all of the Rents arising from or out of the Leases.

     Upon or at any time after default in the payment of any indebtedness secured hereby or in the observance or performance of any obligiition, covenant or warranty set forth herein or in the Loan Documents (an "Event of Default"), Noteholder, at its option, shall have the right, power and authority to exercise and enforce any or all of the following rights and remedies: (a) to

                                       3

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terminate the license hereby granted to Maker to collect the Rents as aforesaid, and, without taking possession of the Mortgaged Property, to, in Noteholder's own name, demand, collect, receive, sue for, attach and levy the Rents, to give proper receipts, releases and acquittances therefor, and, after deducting all necessary and reasonable costs and expenses of collection, including reasonable attorney's fees, to apply the net proceeds thereof, together with any funds of Maker deposited with Noteholder, upon any indebtedness secured hereby or obligation provided for in any of the Loan Documents and in such order as Noteholder may determine; (b) to declare all sums secured hereby immediately due and payable and, at Noteholder's option, to exercise all of the rights and remedies provided for in the Loan Documents or under the terms hereof; and (c) without any action or proceeding, through any person or by agent, or by the trustee(s) or successor trustee under the Deed of Trust, or by a receiver to be appointed by a court, to enter upon, take possession of, manage and operate the Mortgaged Property, or any part thereof, and irrespective of Maker's possession of the Mortgaged Property, to make, modify, enforce, cancel or accept surrender of any of the Leases and Guaranties, to remove and evict any Lessee or other occupant, to increase or reduce rents, to decorate, clean and make repairs, and to otherwise do any act or incur any cost or expenses Noteholder shall deem proper to protect the Leases, Guaranties and the Mortgaged Property, as fully and to the same extent as Maker could do if in possession, and in such event to apply any funds so collected to the operation and management of the Mortgaged Property, but in such order as Noteholder shall deem proper, and including payment of reasonable management, brokerage and attorney's fees, and then, to the extent funds are available and to the extent deemed appropriate by Noteholder, to the maintenance, without interest thereon, of a reserve for replacement of items on the Mortgaged Property, and then, if any of such funds remain, to the payment of any indebtedness evidencing, securing or relating to the terms of the Loan Documents whether or not then due.

     The exercise by Noteholder of any of the rights and remedies described above, including collection of the Rents and application thereof as aforesaid and/or the entry upon and taking possession of the Mortgaged Property, shall not cure or waive any Event of Default or waive, modify or affect any notice of default under the Loan Documents or hereunder, or invalidate any act done pursuant to such notice, and the enforcement of such right or remedy by Noteholder, once exercised, shall continue for so long as Noteholder shall elect, notwithstanding that the collection and application as aforesaid of the Rents may have cured the original Event of Default. If Noteholder shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent Event of Default.

                                        4

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     Notwithstanding the aforesaid license of Maker to collect the Rents accruing under the Leases prior to an Event of Default, Noteholder shall at all times be the creditor of each Lessee under the Leases in respect of assignments for the benefit of creditors, bankruptcy, reorganization, rearrangement, insolvency, dissolution, or receivership proceedings, with Noteholder having the option to apply any monies received by the Noteholder as such creditor to reduction of the principal or interest or other indebtedness evidencing, securing or relating to the Loan Documents. Notwithstanding the aforesaid license of Maker to collect rents under the Leases prior to an Event of Default, Noteholder may collect or receive all payments, premiums and considerations paid by any Lessee, whether or not pursuant to the terms of any Lease, for the right to terminate, cancel or modify a Lease, with an option to apply any money so received by the Noteholder to reduction of the principal or interest or any other indebtedness evidencing, securing or relating to the Loan Documents in any order or manner Noteholder elects. Further, Maker covenants and agrees to immediately pay over to Noteholder any and all sums received by Maker as creditor in respect to an assignment for the benefit of creditors in bankruptcy, reorganization, arrangement, insolvency, dissolution or receivership proceedings, or as payment, premium or other consideration in connection with the cancellation or modification of any Lease, whereupon Noteholder shall have the option to apply any funds so received to reduction of the principal or interest or any other indebtedness evidencing, securing or relating to the Loan Documents in any order or manner Noteholder elects.

     This Assignment shall remain in effect as long as any part of the indebtedness evidencing, securing or relating to the Loan Documents remains unpaid, and upon payment in full of said indebtedness, Noteholder shall execute a release of this Assignment upon request of Maker and at the expense of Maker.

     Notwithstanding any law to the contrary, if there is an Event of Default, and if there is any law requiring Noteholder to take actual possession of the Mortgaged Property (or some action equivalent thereto, such as securing the appointment of a receiver) in order for Noteholder to "perfect" or "activate" its rights and remedies as set forth herein, then to the maximum extent permitted by law Maker waives the benefits of such law and agrees that such law shall be satisfied solely by: (1) Noteholder sending Maker written notice that Noteholder intends to enforce, and is enforcing, its rights in and to the Mortgaged Property and the rents, revenues, profits, and other items assigned herein, and (2) Noteholder sending written notice to any or all tenants on the Mortgaged Property that said tenants should commence making payments under the Leases directly to Noteholder or its designee.

                                        5
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     In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     This Assignment shall run with the land and shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns.

     This Assignment may be executed in multiple counterparts, each of which shall be an original instrument and which, taken together, constitute one and the same agreement.

     This Assignment shall be interpreted, construed and enforced in accordance with the internal laws of the State of Nevada, without regard to Nevada law with respect to conflict of laws.

     EXECUTED this the 31st day of August, 1995.



                                       AUTOTOTE CBS, INC.


                                       BY: /s/ Victor Salerno
                                           ------------------------------------

                                       NAME: Victor Salerno
                                            -----------------------------------

                                       TITLE: Exec. V.P.
                                              ---------------------------------


                                        "MAKER"

STATE OF NEVADA

COUNTY OF CLARK

     This instrument was acknowledged before me on 31st of August, 1995 by Victor Salerno as Executive Vice-President. of AUTOTOTE CBS, INC.



[SEAL]

                                          Susanne Waldahl
                                          -------------------------------------
                                          NOTARY PUBLIC





               My commission expires:






                                        6



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                                LEGAL DESCRIPTION


THAT PORTION OF "HUGHES AIRPORT CENTER UNIT NO. 1" AS SHOWN BY MAP THEREOF ON FILE IN BOOK 33, PAGE 72 OF PLATS IN THE CLARK COUNTY RECORDER'S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 3, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 3; THENCE NORTH 88 (degrees) 18'45" EAST ALONG THE NORTH LINE OF SAID SECTION 3, A DISTANCE OF 532.63 FEET TO THE INTERSECTION WITH THE CONTROL LINE OF GRIER DRIVE (75.00 FEET WIDE); THENCE SOUTH 01 (degrees) 41'15" EAST ALONG SAID CONTROL LINE, 80.00 FEET; THENCE SOUTH 88 (degree) 18'45" WEST, 35.00 FEET TO THE POINT OF BEGINNING ON THE WESTERLY RIGHT-OF-WAY LINE OF GRIER DRIVE; THENCE SOUTH 01 (degrees) 41'15" EAST ALONG SAID RIGHT-OF-WAY LINE, 122.35 FEET; THENCE CURVING TO THE LEFT ALONG THE ARC OF A 300.00 FOOT RADIUS CURVE OF SAID RIGHT- OF-WAY LINE, CONCAVE NORTHEASTERLY, THROUGH A CENTRAL ANGLE OF 17 (degrees) 25'57", AN ARC LENGTH OF 91.28 FEET TO A POINT TO WHICH A RADIAL LINE BEARS SOUTH 70 (degrees) 52'48" WEST; THENCE SOUTH 70 52'48" WEST ALONG THE SOUTHWESTERLY PROLONGATION OF SAID RADIAL LINE, 5.00 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF TRADE CENTER DRIVE (60.00 FEET WIDE); THENCE WESTERLY ALONG SAID RIGHT-OF-WAY LINE, THE FOLLOWING THREE
(3) COURSES: FROM A TANGENT BEARING SOUTH 19 (degrees) 07'12" EAST, CURVING TO THE RIGHT ALONG THE ARC OF A 25.00 FOOT RADIUS CURVE, CONCAVE NORTHWESTERLY, THROUGH A CENTRAL ANGLE OF 80 (degrees) 24'22", AN ARC LENGTH OF 35.08 FEET; THENCE SOUTH 61 (degrees) 17'10" WEST, 99.12 FEET; THENCE CURVING TO THE RIGHT ALONG THE ARC OF A 180.00 FOOT RADIUS CURVE, CONCAVE NORTHWESTERLY, THROUGH A CENTRAL ANGLE OF 35 (degrees) 00'00", AN ARC LENGTH OF 109.96 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF TRADE CENTER DRIVE; THENCE DEPARTING SAID RIGHT-OF-WAY LINE NORTH 83 (degrees) 42'50" WEST, 77.21 FEET; THENCE NORTH
01 (degrees) 41'15" WEST, 325.72 FEET TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY LINE OF SUNSET ROAD; THENCE NORTH 88 (degrees) 18'45" EAST ALONG SAID RIGHT-OF-WAY LINE 245.00 FEET; THENCE CURVING TO THE RIGHT ALONG THE ARC OF A 30.00 FOOT RADIUS CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 90 (degrees) 00'00", AN ARC LENGTH OF 47.12 FEET TO THE POINT OF BEGINNING.


                                  EXHIBIT "A"